DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Correction

(PURSUANT TO NRS 78,78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

Filed in the Office of	Business Number C7156-1984
Dean Heller	Filing Number 20050062327-67
Secretary of State	Filed On 03/14/2005
State Of Nevada	Number of Pages 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Reynaldos Mexican Food Company, Inc.

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Incorporation

3. Filing date of the original document for which correction is being made: 02/16/05

4. Description of the inaccuracy or defect.

The amended name of the company was reflected as: Reynaldos Mexican Food Company, Inc.

5. Correction of the inaccuracy or defect.

The correct amended name of the company should be: Reynaldo's Mexican Food Company, Inc.

6. Signature:

Authorized Signature	Secretary Title *	03/08/05 Date

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Filed in the Office of	Business Number C7156-1984
Dean Heller	Filing Number 20050024495-91
Secretary of State	Filed On 02/16/2005
State Of Nevada	Number of Pages 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
TWISTER NETWORKS, INC. FILE NUMBER C7156-1984 10/24/1984

2. The articles have been amended as follows (provide article numbers, if available):
CHANGE NAME OF CORPORATION TO: REYNALDOS MEXICAN FOOD COMPANY, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 62.2%

4. Effective date of filing (optional): 2/16/05 (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

C 7156-84

FILED # ______

MAR 1 8 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

175-

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
SEVEN ANGELS VENTURES, INC.

2. The articles have been amended as follows (provide article numbers, if available):
ARTICLE I

THE NAME OF THE CORPORATION IS TWISTER NETWORKS, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 61%

4. Effective date of filing (optional): 3/23/04
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Bruce Thomson President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

C040318-399

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

75 FILED # C7156-84

FEB 1 9 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
DRAGON ENERGY GROUP, LTD.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE I

The name of the Corporation is SEVEN ANGELS VENTURES, INC.

ARTICLE IV

The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change is 25,000,000 shares of common stock each with $0.001 par value and 5,000,000 shares of preferred stock each with $0.10 par value.
*(continued, see attached)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 61%

4. Effective date of filing (optional): 3/3/04

5. Officer Signature (required): [signature]
(must not be later than 90 days after the certificate is filed)

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

2/19/2004 11:36:39 AM $0.00
C0040219-0241

(continued, Certificate of Amendment to Articles of Incorporation of Dragon Energy Group, Ltd.)

The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change is 450,000,000 shares of common stock each with $0.001 par value and 500,000 shares of preferred stock, each with $0.10 par value.

The number of shares of the common stock to be issued after the change in exchange for each issued share of the same class or series is one (1) share for each three (3) shares.

(#150)

FILED # C7156-84

APR 07 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
SHAKEY'S, INC.

SHAKEY'S INC., a corporation organized and existing under the laws of the State of Nevada,

DOES HEREBY CERTIFY:

FIRST, that at a meeting of the Board of Directors of SHAKEY'S INC. resolutions were duly adopted and filed with the Minutes of the corporation setting forth proposed amendments to the Articles of Incorporation of said corporation, declaring said amendment advisable and calling a meeting of the shareholders of said corporation pursuant to Nevada Statute NRS 78.385 The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Articles of Incorporation of this corporation be amended to effect a change in the name of the Company back to **DRAGON ENERGY GROUP, LTD.**

SECOND, that thereafter, pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, at which meeting the number of shares as required by statute were voted in favor of the amendments.

THIRD, that said amendments were adopted pursuant to the Nevada Code on March 21, 2003.

IN WITNESS WHEREOF, said SHAKEY'S INC. has caused this Amendment to be signed by its President, Bruce E. Thomsen and its Secretary E. G. Marchi, this 21st day of March 2003.

Bruce E. Thomsen
President

E. G. Marchi
Secretary

03/26/2003 07:23 RA1150 FTS-089-6983

FILED # C 7156-84

JUN 1 9 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A VOTING NON-CONVERTIBLE PREFERRED STOCK OF DRAGON ENERGY GROUP, LTD.

Dragon Energy Group, Ltd. (the "Company"), a corporation organized and existing under the laws and statutes of Nevada, does hereby certify that, pursuant to the authority conferred upon the Board of Directors of the company by the Certificate of Incorporation, as amended, the Company, and pursuant to the Statutes of the State of Nevada, the Board of Directors of the company duly adopted resolutions (i) authorizing a series of the Company's previously authorized preferred stock, $0.001 par value per share, and (ii) providing for the designations of the rights, privileges, preferences and restrictions of Five Hundred Thousand (500,000) shares of Series A Voting Non-Convertible Preferred Stock of the Company as follows.

RESOLVED, that the Company is authorized to issue 500,000 shares of Series A Voting Non-Convertible Preferred Stock (the "Series A Preferred Stock"), $0.001 par value per share which shall have rights, privileges, preferences and restrictions, as follows:

A. DESIGNATION AND NUMBER

The designation of voting non-convertible Preferred Stock created by this Certificate of Designations shall be Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), of Dragon Energy Group, Ltd., a Nevada corporation (the "Corporation"), and the number of shares constituting such class shall be an aggregate total of Five Hundred (500,000) Thousand shares, which number may be decreased (but not below the number of shares of Series A Preferred Stock then outstanding) from time to time by the Board of Directors of the Corporation (the "Board of Directors"). The Series A Preferred Stock shall rank prior to the Common Stock, $.001 par value per share of the Corporation (the "Common Stock") with respect to any payment or distribution to be made to the holders of the Corporation's capital stock upon the liquidation, dissolution or winding up of the Corporation as provided in this Certificate of Designations such amount to be appropriately adjusted in the event of any recapitalization.

B. VOTING RIGHTS

Except as otherwise provided by law, the Series A Voting Non-Convertible Preferred Stock shall have the following voting rights. For each share of Series A Voting Non-Convertible Preferred stock issued and outstanding, the holder shall have ten votes on any matter submitted to shareholders for a vote.

C. DIVIDEND RIGHTS.

1. The Board of Directors shall not declare and pay any cash dividends to the holders of the Common Stock unless they also simultaneously declare and pay, pursuant to paragraph 2 below, an equivalent cash dividend to the holders of the Series A Preferred Stock. If and when

declared, such dividends shall be payable out of any source lawfully available for the payment of dividends.

2 The holders of shares of the Series A Preferred Stock shall be entitled to an annual dividend which shall not be cumulative as determined by the Board of Directors payable annually on April 30 of each year commencing in the year 2003. Such dividend shall be payable by the Corporation in cash out of any source lawfully available for the payment of dividends.

D. LIQUIDATION RIGHTS

1. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation (hereinafter referred to as a "Liquidation"), before any distribution or payment shall be made to or set aside for the holders of the Common Stock, the holders of the Series A Voting Non-Convertible Preferred Stock shall be entitled to receive from the assets of the Corporation the sum of $.001 per share in cash or other property (the "Preferred Stock Liquidation Value"), such amount to be appropriately adjusted, upward or downward in the event of any stock dividend, stock split or combination, or similar recapitalization (hereinafter referred to as a "Recapitalization"). If upon any such liquidation, dissolution or winding up of the Corporation the assets of the Corporation to be distributed among the holders of the Series A Preferred Stock are insufficient to permit payment to such holders of the aggregate Preferred Stock Liquidation Value amount which they are entitled to be paid, then the assets available to be distributed to such holders will be distributed ratably among such holders, based upon the aggregate Series A Preferred Stock Liquidation Value held by each such holder of Series A Preferred Stock.

2. After payment shall have been made in full to the holders of the Series A Preferred Stock and as provided in paragraph 1 above, the holders of the Common Stock shall be entitled to receive from the remaining assets of the Corporation, before any further distribution or payment is made to any other party, the sum of $.001 per share of Common Stock in cash or other property (the "Common Stock Liquidation Value"), such amount to be appropriately adjusted in the event of any Recapitalization. If the assets of the Corporation to be so distributed among the holders of the Common Stock are insufficient to permit payment to such holders of the aggregate Common Stock Liquidation Value amount which they are entitled to be paid, then the remaining assets will be distributed ratably among such holders based upon the number of shares of Common Stock held by such holders.

3. Any assets of the Corporation remaining after such payments referred to in paragraph 1, and 2 above shall have been made in full to the holders of the Series A Preferred Stock, and the holders of the Common Stock, any remainder shall be distributed with respect to the outstanding shares of Series A Preferred Stock and pro rata without regard to class.

5. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section D. The Corporation will mail written notice of any liquidation, winding up or dissolution of the Corporation to each record holder of Series A Preferred Stock, not less than sixty (60) days prior to the payment date stated therein.

D. NOTICES.

Any notices or certificates required by the Certificate of Incorporation of the Corporation or this Certificate of Designations to be delivered to any holder of shares of the Corporation's Capital Stock shall be deemed given when personally deliver to such holder or upon deposit in the United States Mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to such holder at its address appearing on the books of the Corporation.

IN WITNESS WHEREOF, Dragon Energy Group, Ltd. has caused this Certificate of Designations to be signed by its President and attested to by its Secretary this 13th day of July 1998.

DRAGON ENERGY GROUP, LTD.

By: [signature]
Name: Bruce E. Thomsen
Title: President

ATTEST:

[signature]
Title: Secretary

150-

FILED # C21156-84

JUN 1 9 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
DRAGON ENERGY GROUP, LTD.

DRAGON ENERGY GROUP, LTD., a corporation organized and existing under the laws of the State of Nevada,

DOES HEREBY CERTIFY:

FIRST, that at a meeting of the Board of Directors of DRAGON ENERGY GROUP, LTD. resolutions were duly adopted and filed with the Minutes of the corporation setting forth proposed amendments to the Articles of Incorporation of said corporation, declaring said amendments advisable and calling a meeting of the shareholders of said corporation pursuant to Nevada Statute NRS 78.385 The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Articles of Incorporation of this corporation be amended to effect a change in the name of the Company to **SHAKEY'S, INC.**

SECOND, that thereafter, pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, at which meeting the number of shares as required by statute were voted in favor of the amendments.

THIRD, that said amendments were adopted pursuant to the Nevada Code on October 20, 2000.

IN WITNESS WHEREOF, said DRAGON ENERGY GROUP, LTD. has caused this Amendment to be signed by its President, Bruce E. Thomsen and its Secretary E. G. Marchi, this 29th day of April 2002.

Bruce E. Thomsen
President

E. G. Marchi
Secretary

F0066545 210.00

[redacted]

FILE NUMBER

DRAGON ENERGY GROUP, I
a NEVADA CORPORATION

7156-1984

Oct 99 to Oct 00

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is:

AFFORDABLE BUSINESS SERVICES INC.
1055 E. Flamingo Rd., Suite 1009A
Las Vegas, NV 89119

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

FOR OFFICE USE ONLY

FILED (DATE)
98-99 $100
99-00 $100
Reinstate fee $50

FILED # C 7156-84

MAR 0 8 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer and all Directors** must be named. There must be at least one director. Last year's information has been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An **officer** must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the deadline indicated at the top of this form.
4. Make your check payable to the **Secretary of State**. If you need a receipt, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, Capitol Complex, Carson City, NV 89710. (702) 687-5105

FILING FEE: $85.00 **LATE PENALTY: $15.00**

NAME / PO BOX	STREET ADDRESS	TITLE(S) / CITY	ST	ZIP
Bruce Thomson		PRESIDENT		
PO BOX	575 Anton Blvd #300	Costa Mesa	CA	92626
Loretta Davenport		SECRETARY		
PO BOX	575 Anton Blvd #300	Costa Mesa	CA	92626
Dan Kelly		TREASURER		
PO BOX	575 Anton Blvd #300	Costa Mesa	CA	92626
NAME		DIRECTOR		
PO BOX	STREET ADDRESS	CITY	ST	ZIP
NAME		DIRECTOR		
PO BOX	STREET ADDRESS	CITY	ST	ZIP
NAME		DIRECTOR		
PO BOX	STREET ADDRESS	CITY	ST	ZIP

RECEIVED
MAR 0 6 2000
SECRETARY OF STATE

I hereby certify this annual list.

X Signature of officer [signature] Title(s) President Date 2/17/00

STATE OF NEVADA
SECRETARY OF STATE

CERTIFICATE OF REINSTATEMENT

I, **DEAN HELLER**, the duly elected Secretary of State of the State of Nevada, do hereby certify that **DRAGON ENERGY GROUP, LTD.** a Corporation formed under the laws of the State of **NEVADA** having paid all filing fees, licenses, penalties and costs, in accordance with the provisions of Title 7 of the Nevada Revised Statutes as amended, for the years and in the amounts as follows:

1998-1999	List of officers/directors + penalty	$ 100
1999-2000	List of officers/directors + penalty	$ 100
Reinstatement		$ 50
Total		$ 250

and otherwise complied with the provisions of said section, the said corporation has been reinstated, and that by virtue of such reinstatement it is authorized to transact its business in the same manner as if the aforesaid filing fees, licenses, penalties and costs had been paid when due.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office in Carson City, Nevada, on **March 6, 2000.**

Secretary of State

By:

Certification Clerk

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 2 6 1998

No. C7156-84

Dean Heller

SECRETARY OF STATE

MAR 2 6 1998
11:15
$75
DM

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
VIALUX, INC.

VIALUX, INC., a corporation organized and existing under the laws of the State of Nevada,

DOES HEREBY CERTIFY:

FIRST, that at a meeting of the Board of Directors of VIALUX, INC. resolutions were duly adopted and filed with the Minutes of the corporation setting forth a proposed amendment to the Articles of Incorporation of said corporation, declaring said amendment advisable and calling a meeting of the shareholders of said corporation pursuant to Nevada Statutes. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Articles of Incorporation of this corporation be amended to effect a change in the name of the Company to DRAGON ENERGY GROUP, LTD.

SECOND, that thereafter, pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, at which meeting the number of shares as required by statute were voted in favor of the amendments.

THIRD, that said amendments were adopted pursuant to the Nevada Statutes on March 22, 1998.

IN WITNESS WHEREOF, said VIALUX, INC. has caused this Amendment to be signed by its Vice-President, Bruce Thomsen and its Secretary Francis Liu, this 25th day of March 1998.

Bruce Thomsen
Vice-President

Francis Liu
Secretary

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles

On March 25, 1998 before me, Klint James McKay, Notary Public
(Date) (Name and Title of Officer (e.g., "Jane Doe, Notary Public"))

personally appeared Bruce Thomsen and Shing Kin Liu AKA Francis Liu
(Name(s) of Signer(s))

☐ personally known to me – OR – ☒ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

KLINT JAMES MC KAY
COMM. # 1061368
Notary Public — California
LOS ANGELES COUNTY
My Comm. Expires JUL 31, 1999

WITNESS my hand and official seal.

[signature]
(Signature of Notary Public)

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Certificate of Amendment of Articles of Incorporation of Walux, Inc.

Document Date: ______ Number of Pages: One

Signer(s) Other Than Named Above: None

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______

☒ Individual
☐ Corporate Officer
Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Attorney-in-Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ______

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

Signer Is Representing: ______

Signer's Name: ______

☐ Individual
☐ Corporate Officer
Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Attorney-in-Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ______

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

Signer Is Representing: ______

RECEIVED
MAR 26 1998
SECRETARY OF STATE

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 2 6 1998

No. C7156-84

Dean Heller

SECRETARY OF STATE

MAR 2 6 1998
11:15
$75
DM

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
VIALUX, INC.

VIALUX, INC., a corporation organized and existing under the laws of the State of Nevada,

DOES HEREBY CERTIFY:

FIRST, that at a meeting of the Board of Directors of VIALUX, INC. resolutions were duly adopted and filed with the Minutes of the corporation setting forth a proposed amendment to the Articles of Incorporation of said corporation, declaring said amendment advisable and calling a meeting of the shareholders of said corporation pursuant to Nevada Statutes. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Articles of Incorporation of this corporation be amended to effect a change in the name of the Company to DRAGON ENERGY GROUP, LTD.

SECOND, that thereafter, pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, at which meeting the number of shares as required by statute were voted in favor of the amendments.

THIRD, that said amendments were adopted pursuant to the Nevada Statutes on March 22, 1998.

IN WITNESS WHEREOF, said VIALUX, INC. has caused this Amendment to be signed by its Vice-President, Bruce Thomsen and its Secretary Francis Liu, this 25th day of March 1998.

Bruce Thomsen
Vice-President

Francis Liu
Secretary

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles

On March 25, 1998 before me, Klint James McKay, Notary Public
Date — Name and Title of Officer (e.g., "Jane Doe, Notary Public")

personally appeared Bruce Thomsen and Shing Kin Liu AKA Francis Liu
Name(s) of Signer(s)

☐ personally known to me – OR – ☒ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

KLINT JAMES MC KAY
COMM. # 1061368
Notary Public — California
LOS ANGELES COUNTY
My Comm. Expires JUL 31, 1999

WITNESS my hand and official seal.

[signature]
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Certificate of Amendment of Articles of Incorporation of Valux, Inc.

Document Date: ______ Number of Pages: One

Signer(s) Other Than Named Above: None

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______

☒ Individual
☐ Corporate Officer
Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Attorney-in-Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ______

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

Signer Is Representing: ______

Signer's Name: ______

☐ Individual
☐ Corporate Officer
Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Attorney-in-Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ______

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

Signer Is Representing: ______

RECEIVED
MAR 26 1998
SECRETARY OF STATE

FILING FEE: $ 50.00
BY: WESTON GROUP, INC.
ELEVEN ELEVEN EAST
TACHQUITZ WAY
PALM SPRINGS, CA. 92262

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

FEB 25 1987

FRANKIE SUE DEL PAPA SECRETARY OF STATE

No. 7156-84

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

PARTNERS AMERICA LTD., INC.

We the undersigned as Carl W. O'Baugh, President and Carl W. O'Baugh, Secretary of Partners America Ltd., Inc. do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened and held on the 22nd day of January 1987, adopted a resolution to amend the original Articles as follows:

Article 1 shall be amended to read as follows:

PRIMARY METALS, INC.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 3,300,000; that the said change and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

Carl W. O'Baugh, President

Carl W. O'Baugh, Secretary

State of CALIFORNIA)
County of RIVERSIDE)

On February 2, 1987 personally appeared before me a Notary Public, Carl W. O'Baugh, who acknowledged that they executed the above instrument.

Notary Public

STAMP OF NOTARY

WG?1

FILING FEE: $50.00
BY: PRENTICE HALL CORPORATE SERVICES
6430 SUNSET BLVD. #1117
LOS ANGELES, CA 90028

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA

JUN 12 1987

FRANKIE SUE DEL PAPA SECRETARY OF STATE

7156-84

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

PRIMARY METALS, INC.
(Name of Corporation)

We, the undersigned as President and Assistant Secretary of Primary Metals, Inc. do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened and held on the 4th day of May, 19 87, adopted a resolution to amend the original Articles as follows:

Article IV shall be amended to read as follows:

The total number of shares of stock which the corporation shall have authority to issue is TWENTY FIVE MILLION (25,000,000) common shares having a par value of $.001 per share.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 1750; that the said change and amendment has been consented to and approved by a majority vote of the shareholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

Signed by: ______________________
Pres. or Vice Pres.

____
Sect. or Asst. Sect.

STATE OF CALIFORNIA

COUNTY OF RIVERSIDE

On ______________ personally appeared before me a Notary Public, Carl A. D'Bavon and Robert D. Sturgis who acknowledged that they executed the above instrument.

OFFICIAL SEAL
SUSAN TUNNELL
NOTARY PUBLIC - CALIFORNIA
RIVERSIDE COUNTY
My Comm. Expires ... 1991

____
Notary Public

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA

AUG 2 5 1992

CHERYL A. LAU SECRETARY OF STATE

No. 7156-84

FILING FEE: $75.00 DF C52891
EXPEDITE #E026879
WM. MCCRORY
4150 COUNTY LINE RD.
LAKEVIEW, NV 89705

AMENDMENT

TO THE

ARTICLES

OF

INCORPORATION

OF

HISPANAMERICANS, INC.

On this date, July 26th, 1992, the Board of Directors of HispanAmericans, Inc., 19000 MacArthur Blvd., Suite 400, Irvine, CA 92715, met in special session with proper waiver of notice signed by the members. The Board considered a motion to Amend the Articles of Incorporation, Article I, the name of the corporation. A motion was made and duly passed by the Board to change the name of the corporation. Therefore the Board:

RESOLVED: The name of this corporation shall be changed from:

HISPANAMERICANS, INC.
to:
SYNECOR.

This resolution appears of the Board of Directors amending Article I of the Articles of Incorporation appears in the minutes of the special session of the Board of Directors as noted above.

CORPORATE SECRETARY

PRESIDENT

State of California] ss.
County of Orange]

On August 20, 1992 (date), personally appeared before me, a notary public, DuSean Berkich, Corporate Secretary, and B. Douglass Montgomery, President, personally known (or proved) to me to be the persons whose names are subscribed to the above instrument and who acknowledged that they exected the instrument.

OFFICIAL SEAL
A. MESBAH
Notary Public - California
ORANGE COUNTY
My Comm. Exp. May 17, 1995

Signature

RECEIVED
AUG 2 4 1992
Secretary of State

ADDENDUM

TO

AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

HISPANAMERICANS, INC.

WHEREAS, a majority of the shareholders of HispanAmericans, Inc. have resolved to change the name of the corporation to:

SYNECOR,

and, WHEREAS, the office of the Secretary of State of Nevada, the state of domicile of this corporation, require this Addendum in order to file the Amendment,

NOW THEREFORE, the corporate Secretary, by signature affixed below, affirms that the following are true statements:

1) NO HISPANAMERICANS, INC. STOCK HAS BEEN ISSUED.

2) THE AMENDMENT TO CHANGE THE NAME OF THE CORPORATION WAS APPROVED BY A MAJORITY VOTE OF THE SHAREHOLDERS/INCORPORATORS.

ATTEST:

The preceding statements are declared to be true by the Corporate Secretary.

DuSean Berkich, Secretary

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE
STATE OF NEVADA

SEP 11 1997

No. C7156-84

SEP 11 1997
3:20
$75

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

(After Issuance of Stock)

Filed by: DM

ALLIED BIOTECHNOLOGY INTERNATIONAL, INC.
Name of Corporation

We the undersigned E. G. MARCHI and
President or Vice President

[illegible] of ALLIED BIOTECHNOLOGY INTERNATIONAL, INC.
Secretary or Assistant Secretary — Name of Corporation

do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened, held on the [illegible] day of August 19[illegible] adopted a resolution to amend the original articles as follows:

Article 1 is hereby amended to read as follows:

The name of this corporation shall be VIALUX INCORPORATED

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 24,2[illegible],216 that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

[signature]
President or Vice President

[signature]
Secretary or Assistant Secretary

State of CA
County of Orange } ss.

On September 10th, 97 personally appeared before me, a Notary Public, Elmer Glenn Marchi, who acknowledged
Names of Persons Appearing and Signing Document

that they executed the above instrument.

[signature]
Signature of Notary

IRMA P. AZARMEHR
Commission #1077163
Notary Public — California
Orange County
My Comm. Expires Nov 5, 1999

State of CALIFORNIA

County of ORANGE

On 10 September 97 before me, JUDITH L. BOYD/NOTARY PUBLIC
(DATE) NAME, TITLE OF OFFICER - e.g. "JANE DOE, NOTARY PUBLIC"

personally appeared Conrad Diaz
NAME(S) OF SIGNER(S)

☐ personally known to me -OR ☒ proved to me on the basis of satisfactory evidence to be the person(~~s~~) whose name(~~s~~) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(~~s~~) on the instrument the person(~~s~~), or the entity upon behalf of which the person(~~s~~) acted, executed the instrument.

WMD2 JUDITH L. BOYD COMM. #1114444 NOTARY PUBLIC-CALIFORNIA ORANGE COUNTY MY COMMISSION EXPIRES OCT. 25, 2000 WMD2

Witness my hand and official seal.

SEAL

Judith L Boyd
SIGNATURE OF NOTARY

RIGHT THUMBPRINT (Optional)

CAPACITY CLAIMED BY SIGNER(S)
☐ INDIVIDUAL(S)
☒ CORPORATE
OFFICER(S) (TITLE)
☐ PARTNER(S) ☐ LIMITED ☐ GENERAL
☐ ATTORNEY IN FACT
☐ TRUSTEE(S)
☐ GUARDIAN/CONSERVATOR
☐ OTHER Secretary

SIGNER IS REPRESENTING: (Name of Person(s) or Entity(ies))

RIGHT THUMBPRINT (Optional)

CAPACITY CLAIMED BY SIGNER(S)
☐ INDIVIDUAL(S)
☐ CORPORATE
OFFICER(S) (TITLE)
☐ PARTNER(S) ☐ LIMITED ☐ GENERAL
☐ ATTORNEY IN FACT
☐ TRUSTEE(S)
☐ GUARDIAN/CONSERVATOR
☐ OTHER

SIGNER IS REPRESENTING: (Name of Person(s) or Entity(ies))

ATTENTION NOTARY

The information requested below and in the column to the right is OPTIONAL. Recording of this document is not required by law and is also optional. It could, however, prevent fraudulent attachment of this certificate to any unauthorized document.

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:

Title or Type of Document: Certificate of Amendment of Articles of Incorporation

Number of Pages: 1 Date of Document: 10 September 97

Signer(s) Other Than Named Above: none

SEP 1 [illegible] 1997

FILING FEE: $75.00 DF C46354 EXPEDITE
#E024319
DUSEAN BERKICH
HISPANAMERICANS, INC.
19000 MAC ARTHUR BLVD.
IRVINE, CA 92715

ARTICLES OF MERGER

These Articles were drawn by the parties and adopted at a special meeting of the Board of Directors held on the 30th day of May, 1992 in Brentwood, California. Directors present were Gloria Natalia Stinchfield, President, and DuSean Berkich, Secretary.

TO WIT:

Hispanamericans, Incorporated., a Nevada corporation, 1992, is hereby merged with Primary Metals, Inc., a Nevada Corporation, 1984, with the name of the latter becoming the name of the former by an amendment contained herein.

ARTICLE I. PARTIES TO THE MERGER.

A. Party of the first part:

HISPANAMERICANS, INCORPORATED
NEVADA, 1992

B. Party of the second part:

PRIMARY METALS, INC.
NEVADA, 1984

ARTICLE II. ADOPTED PLAN OF MERGER. The following resolution and plan of merger were adopted by the Board of Directors at the special meeting first noted above:

RESOLVED:

That, WHEREAS,

the two officers of Hispanamericans, Incorporated, being the majority of the Directors and only stockholders of said corporation, and with full consent of the third Director, have, as buyers/buyers' representatives, acquired the majority of the authorized and issued shares of Primary Metals, Inc., and

WHEREAS,

Gloria Natalia Stinchfield became the President and DuSean Berkich became the Secretary of Primary Metals, Inc. at its special Board meeting held on the 30th day of May,

NOW, THEREFORE,

Hispanamericans, Incorporated, Nevada, 1992, is hereby merged with Primary Metals, Inc., with the name of Primary Metals, Inc. changed to Hispanamericans, Inc., according to the "Agreement and Plan of Reorganization" signed by the officers on the 30th day of May, 1992. All shares of the former are hereby voided and Stinchfield and Berkich issue Primary Metals, Inc. common shares in the amount of 1,515,203 to each respectively for consideration.

ARTICLE III. STOCKHOLDERS' APPROVAL. Stockholders' approval is required. Since the signatories to these Articles are the only stockholders of Hispanamericans, Incorporated, Nevada, 1992, by signatures affixed below, their approval of the merger is registered.

ARTICLE IV. AMENDMENT TO THE ARTICLES OF INCORPORATION. The Articles of Incorporation of Primary Metals are amended as follows:

The name of this corporation shall be:

HISPANAMERICANS, INC.

ARTICLE V. ENTIRE PLAN OF MERGER. ARTICLE II above contains the summary of the entire plan of merger, which is on file in the offices of Hispanamericans, Inc., a copy of which will be furnished by the surviving or acquiring corporation, on request and without cost, to any stockholder of any corporation which is a party to the merger or exchange.

ARTICLE VI. MERGER TAKING EFFECT. The merger herein prescribed shall take effect upon the following date, specified as the date of the merger:

The date of filing.

Articles of Merger, Page Three

IN WITNESS WHEREOF, the undersigned, being all the persons named herein as the officers and directors of Hispanamericans, Incorporated, Nevada, 1992, and Primary Metals, Inc., Nevada, 1984, have executed these Articles of Merger. These persons hereby declare that they are the persons who executed the foregoing Articles of Merger, which execution is their act and deed.

DATE	SIGNATURE
6-8-92	Gloria Stinchfield
6-8-92	DuSean Berkich

State of California }
} ss.
County of Orange }

On June 8, 1992 (date), personally appeared before me, a notary public, Gloria Natalia Stinchfield and DuSean Berkich, personally known (or proved) to me to be the persons whose names are subscribed to the above instrument, who acknowledged that they executed the instrument.

Casandra Smith
Signature

OFFICIAL NOTARY SEAL
CASANDRA SMITH
Notary Public — California
ORANGE COUNTY
My Comm. Expires OCT 24,1995

RECEIVED
JUN 0 9 1992

ARTICLES OF MERGER

MERGING

HISPANAMERICANS, INCORPORATED (NV) — 4319-92 M/D

INTO

PRIMARY METALS, INC. (NV) — 7156-84

NAME CHANGE

TO

HISPANAMERICANS, INCORPORATED

REQUESTED BY:

DUSEAN BERKICH
HISPANAMERICANS, INC.
19000 MAC ARTHUR BLVD.
IRVINE, CA 92715

FILE NUMBER: 7156-84

FILE DATE: 6/9/92

FILING FEE: $75.00

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

OCT 2 4 1984

[signature]

No. 7156-84

FILING FEE: $75.00
BY: ROBERT DULTZ
1001 ST. LUCIA
PALM SPRINGS, CALIFORNIA
92262

ARTICLES OF INCORPORATION

OF

PARTNERS AMERICA LTD. INC.

* * * * * *

FIRST: The name f this corporation shall be

PARTNERS AMERICA LTD. INC.

SECOND: The place where its principal office is to be located is 605 Oakmount Avenue, in the City of Las Vegas, County of Clark, State of Nevada, and the resident agent in charge thereof is Pauline Wallach, whose address is 605 Oakmount Avenue, Las Vegas, Nevada, but this corporation may maintain an office or offices in such other place or places as may be from time to time, fixed by its Board of Directors or as may be fixed by the Bylaws of the corporation.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Two Thousand Five Hundred (2,500), Common; all of such shares are without par value.

FIFTH: The capital stock of the corporation shall not be subject to assessment.

SIXTH: The members of the governing Board of this corporation shall be styled "Directors", and the number of its first Board of Directors shall be one (1); provided, however, that the

Board of Directors may at any time, by resolution, increase the number of such directors or decrease their number in such manner as shall be provided in the [illegible] of this corporation. The name and [illegible] the director is as [illegible]:

[illegible]

[illegible]

[illegible]

The [illegible]

[illegible]

[illegible]

[illegible]	[illegible]
Robert [illegible]	[illegible] [illegible], California [illegible]

[illegible]: The period of the existence of said corporation shall be unlimited.

[illegible]: The private property of the stockholders, directors and officers shall not be subject to the payment of corporate debts to any extent whatever.

[illegible]: The corporation reserves the right to amend, alter or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of October, 1996.

Robert [illegible]

STATE OF CALIFORNIA)
) ss.
COUNTY OF [illegible])

I, [illegible], certify that on this [illegible] day of October, 1996, before me, a Notary Public in and for the said County and State, personally appeared Robert [illegible], known to me to be the person described in and who executed the foregoing instrument, who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

OFFICIAL SEAL
CHARLES BACLET
NOTARY PUBLIC - CALIFORNIA
PRINCIPAL OFFICE IN
LOS ANGELES COUNTY
My Commission Expires April 30, 1998

NOTARY PUBLIC